                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                             AD RAD, INC.                            PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Ad Rad, Inc. ("Advanced") hereby appoints H. Alexander Munitz, M.D. and Michael Sherman, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the    FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Advanced Merger Agreement and
    approve the Advanced Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         THE IDE GROUP, P.C.                         PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of The Ide Group, P.C.. ("Ide") hereby appoints Michael E. Lebowitz, M.D. and Richard E. Tobin, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Ide Merger Agreement and
    approve the Ide Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                      M&S X-RAY ASSOCIATES, P.A.                     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of M&S X-Ray Associates, P.A. ("M&S") hereby appoints A. Kenneth Trevino, M.D. and Jeremy M. Wiersig, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the    FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    M&S Merger Agreement and
    approve the M&S Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         SOUTH TEXAS MR, INC.                        PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of South Texas MR, Inc. ("South Texas") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D. each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    South Texas Merger Agreement and
    approve the South Texas Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                         SAN ANTONIO MR, INC.                        PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of San Antonio MR, Inc. ("San Antonio") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on Novembe 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    San Antonio Merger Agreement and
    approve the San Antonio Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                          LEXINGTON MR LTD.                          PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Lexington MR Ltd. ("Lexington") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all partnership interests held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Lexington Exchange Agreement and
    approve the Lexington Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                     MADISON SQUARE JOINT VENTURE                    PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Madison Square Joint Venture ("Madison") hereby appoints Gregory C. Godwin, M.D. and Jeremy M. Wiersig, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all partnership interests held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Madison Exchange Agreement and
    approve the Madison Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY              SOUTH TEXAS NO. 1 MRI LIMITED PARTNERSHIP              PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of South Texas No. 1 MRI Limited Partnership ("South Texas No. 1") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all partnership interests held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the          FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    South Texas No. 1 Exchange Agreement and approve the South Texas No. 1 Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                SAN ANTONIO MRI PARTNERSHIP NO. 2 LTD.               PROXY

                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of San Antonio MRI Partnership No. 2 Ltd. ("San Antonio No. 2") hereby appoints Gregory C. Godwin, M.D. and W. Gregory Wojcik, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all partnership interests held by the undersigned on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    San Antonio No. 2 Exchange Agreement and approve the San Antonio No. 2 Exchange.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY          PACIFIC IMAGING CONSULTANTS, A MEDICAL GROUP, INC.         PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Pacific Imaging Consultants, A Medical Group, Inc. ("Pacific") hereby appoints Less T. Chafen, M.D. and Phillip J. Rich, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Pacific Merger Agreement and
    approve the Pacific Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                     TOTAL MEDICAL IMAGING, INC.                     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Total Medical Imaging, Inc. ("TMI") hereby appoints Less T. Chafen, M.D. and Phillip J. Rich, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    TMI Merger Agreement and
    approve the TMI Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY      RADIOLOGY AND NUCLEAR MEDICINE, A PROFESSIONAL ASSOCIATION     PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Radiology and Nuclear Medicine, a Professional Association ("RNM") hereby appoints Dennis C. Petterson, M.D. and William J. Walls, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    RNM Merger Agreement and
    approve the RNM Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY               ADVANCED IMAGING OF ORANGE COUNTY, P.C.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Advanced Imaging of Orange County, P.C. ("AIOC") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    AIOC Merger Agreement and
    approve the AIOC Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                   CENTRAL IMAGING ASSOCIATES, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Central Imaging Associates, P.C. ("CIA") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    CIA Merger Agreement and
    approve the CIA Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                MID ROCKLAND IMAGING ASSOCIATES, P.C.                PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Mid Rockland Imaging Associates, P.C. ("MRIA") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    MRIA Merger Agreement and
    approve the MRIA Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                NYACK MAGNETIC RESONANCE IMAGING, P.C.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Nyack Magnetic Resonance Imaging, P.C. ("Nyack") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Nyack Merger Agreement and
    approve the Nyack Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                   PELHAM IMAGING ASSOCIATES, P.C.                   PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Pelham Imaging Associates, P.C. ("Pelham") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Pelham Merger Agreement and
    approve the Pelham Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                  ROCKLAND RADIOLOGICAL GROUP, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Rockland Radiological Group, P.C. ("RRG") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    RRG Merger Agreement and
    approve the RRG Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY                  WOMEN'S IMAGING CONSULTANTS, P.C.                  PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Women's Imaging Consultants, P.C. ("WIC") hereby appoints Herbert Z. Geller, M.D. and Mark Geller, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    WIC Merger Agreement and
    approve the WIC Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.

                               PRELIMINARY COPIES
                  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY

PROXY               VALLEY RADIOLOGISTS MEDICAL GROUP, INC.               PROXY

              PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                      SPECIAL MEETING OF SECURITY HOLDERS

The undersigned security holder of Valley Radiologists Medical Group, Inc. ("Valley") hereby appoints Michael Myers, M.D. and Richard J. Silberstein, M.D., each with full authority and each with the power to appoint a substitute, as proxies to represent the undersigned at the special meeting of security holders to be held on November 3, 1997, and to vote, as designated below, all shares of Common Stock held on the record date for the meeting. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

[ ]  Check here if you plan to attend the meeting.

                 PLEASE MARK, SIGN AND DATE THIS PROXY CARD AND
                  RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

1.  Proposal to approve and adopt the         FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
    Valley Merger Agreement and
    approve the Valley Merger.

                                Unless a contrary direction is indicated, this proxy will be voted FOR Proposal 1.

                                                  Dated:  _______________, 1997

                                Print name(s):  ________________________________
                                Signature(s):   ________________________________
                                                Please sign exactly as your name
                                                appears on the certificate
                                                representing your shares.
                                                Joint owners should each sign
                                                personally.
                                                Executors, trustees, etc. should
                                                indicate their titles when
                                                signing.